Exhibit 32.1
CERTIFICATION OF THE CHIEF EXECUTIVE OFFICER OF
REDTONE ASIA, INC.
PURSUANT TO 18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO
§ 906 OF THE SARBANES-OXLEY ACT OF 2002
In connection with the Quarterly Report of REDtone Asia, Inc. (the "Company") on Form 10-Q for the period ended July 31, 2016, as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Chuan Beng Wei, Chief Executive Officer of the Company, do hereby certify, pursuant to 18 U.S.C. § 1350, as adopted pursuant to § 906 of the Sarbanes-Oxley Act of 2002, based on my knowledge, that:
1)  The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and
2)  The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: September 19, 2016

By: /s/Chuan Beng Wei
Name:          Chuan Beng Wei
Title:            Chief Executive Officer
     (Principal Executive Officer)

This certification accompanies the Report pursuant to § 906 of the Sarbanes-Oxley Act of 2002 and shall not, except to the extent required by the Sarbanes-Oxley Act of 2002, be deemed filed by the Company for purposes of §18 of the Securities Exchange Act of 1934, as amended.